                                                                    Exhibit 99.5

(DIRECTIONAL ARROW LOGO)

(CHAMP CAR LOGO)

(CART LOGO)

(CART LOGO)

(CHAMP CAR WORLD SERIES LOGO)

(CHAMP CAR LADDER SYSTEM LOGO)

(CHAMP CAR INNER CIRCLE LOGO)

(CHAMP CAR FAST LAP LOGO)

(CHAMP CAR CHARITIES LOGO)

(CHAMP CAR PRODUCTS LOGO)

(CHAMP CAR NIGHT LOGO)

(FAST'R LOGO)

(CHAMP CAR MINISTRIES LOGO)